UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2016
Date of Report (Date of earliest event reported)

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-11740

COLORADO (State or other jurisdiction of incorporation)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: (303) 987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

In August 2016, Mesa Laboratories, Inc. (the “Company”) today announced the acquisition of certain assets and liabilities of Rapid Aid Corp (“Rapid Aid”) by the Company’s subsidiary, Mesa Canada, Inc. (“Mesa Canada”). Rapid Aid was the Company’s exclusive supplier of cold chain packaging gel products.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

99.1 Press release dated August 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 10, 2016		Mesa Laboratories, Inc.
( Registrant)

	BY:	/s/ John J. Sullivan
John J. Sullivan,
President and Chief Executive Officer